Exhibit 99.1

For Immediate Release

Contact:	Ken Bond	Deborah Hellinger
	Oracle Investor Relations	Oracle Corporate Communications
	1.650.607.0349	1.212.508.7935
	ken.bond@oracle.com	deborah.hellinger@oracle.com

TOTAL CLOUD REVENUES UP 28% BUT WOULD HAVE BEEN UP 34% IN CONSTANT CURRENCY

Total Revenues Down 5% to $10.7 Billion but Would Have Been Up 3% in Constant Currency

REDWOOD SHORES, Calif., June 17, 2015 — Oracle Corporation (NYSE: ORCL) today announced fiscal 2015 Q4 results. The results were significantly impacted by the strengthening of the U.S. dollar compared to foreign currencies. Total Q4 Revenues were $10.7 billion, down 5% but would have been up 3% without the strengthening of the U.S. dollar. Software and Cloud Revenues were $8.4 billion, down 6%, but up 2% in constant currency. Cloud software as a service (SaaS) and platform as a service (PaaS) revenues were $416 million, growing 29%, and up 35% in constant currency. Cloud infrastructure as a service (IaaS) revenues were $160 million, growing 25%, and up 31% in constant currency. Hardware Systems Revenues were $1.4 billion, down 4%, but up 5% in constant currency.

Q4 Operating Income was $4.0 billion, and the Operating Margin was 37%. Non-GAAP Operating Income was $5.0 billion, and the non-GAAP Operating Margin was 46%. Net Income was $2.8 billion while non-GAAP Net Income was $3.5 billion. Earnings Per Share was $0.62, down 23%, and down 12% in constant currency, while non-GAAP Earnings Per Share was $0.78, down 14%, and down 5% in constant currency.

Short-term Deferred revenues were $7.2 billion, slightly down, but up 9% in constant currency compared with a year ago. Operating Cash Flow on a trailing twelve-month basis was $14.3 billion.

For fiscal year 2015, Total Revenues were $38.2 billion, essentially unchanged, but up 4% in constant currency. Software and Cloud Revenues were $29.5 billion, up 1%, and up 5% in constant currency. Cloud SaaS and PaaS revenues were $1.5 billion, up 32%, and up 35% in constant currency. Cloud IaaS revenues were $608 million, up 33%, and up 36% in constant currency. Total Hardware System Revenues were $5.2 billion, down 3%, but up 2% in constant currency. Operating Income was $13.9 billion, and the Operating Margin was 36%. Non-GAAP Operating Income was

$17.4 billion, and non-GAAP Operating Margin was 45%. Net Income was $9.9 billion, while non-GAAP Net Income was $12.5 billion. Earnings Per Share was $2.21, down 7%, but unchanged in constant currency. Non-GAAP Earnings Per Share was $2.77 down 3%, but up 2% in constant currency.

“We sold an astonishing $426 million of new SaaS and PaaS annually recurring cloud subscription revenue in Q4,” said Oracle CEO, Safra Catz. “We expect our rapidly increasing cloud sales to quickly translate into significantly more revenue and profits for Oracle Corporation. For example, SaaS and PaaS revenues grew at a 34% constant currency rate in our just completed Q4, but we expect that revenue growth rate to jump to around 60% in constant currency this new fiscal year.”

“Coming into Q4, we forecast selling $300 million of new SaaS and PaaS annual recurring revenue,” said Oracle CEO, Mark Hurd. “We dramatically beat that forecast by selling a cloud industry all-time-record amount of $426 million of new SaaS and PaaS business. That is a year-over-year bookings growth rate of over 200%. As our multi-billion dollar cloud business gets bigger, our SaaS and PaaS revenue growth rates are on their way up to 60% in constant currency. Compare this to our primary cloud competitors’ whose own revenue growth forecasts are on their way down to 44% and 22%.”

“We expect to book between $1.5 and $2.0 billion of new SaaS and PaaS business this fiscal year,” said Oracle Executive Chairman and CTO Larry Ellison. “That means Oracle would sell more new SaaS and PaaS business than salesforce.com plans to sell in their current fiscal year – the only remaining question is how much more. Oracle’s planned SaaS and PaaS revenue growth rate is around 60% in constant currency; salesforce.com has a planned growth rate of around 20%. When you contrast those growth rates it becomes clear that Oracle is on its way to becoming the world’s largest enterprise cloud company.”

The Board of Directors also declared a quarterly cash dividend of $0.15 per share of outstanding common stock. This dividend will be paid to stockholders of record as of the close of business on July 8, 2015, with a payment date of July 29, 2015.

Q4 Fiscal 2015 Earnings Conference Call and Webcast

Oracle will hold a conference call and webcast today to discuss these results at 2:00 p.m. Pacific. You may listen to the call by dialing (816) 287-5563, Passcode: 425392. To access the live webcast of this event, please visit the Oracle Investor Relations website at http://www.oracle.com/investor. In addition, Oracle’s Q4 results and Fiscal 2015 financial tables are available on the Oracle Investor Relations website.

A replay of the conference call will also be available by dialing (855) 859-2056 or (404) 537-3406, Pass Code: 62149434.

About Oracle

Oracle engineers hardware and software to work together in the cloud and in your data center. For more information about Oracle (NYSE: ORCL), visit www.oracle.com or contact Investor Relations at investor_us@oracle.com or (650) 506-4073.

# # #

Trademarks

Oracle and Java are registered trademarks of Oracle and/or its affiliates. Other names may be trademarks of their respective owners.

“Safe Harbor” Statement: Statements in this press release relating to Oracle’s future plans, expectations, beliefs, intentions and prospects, including statements regarding our expectations of future revenues and profits from our cloud business, our expected future bookings and the growth rates for such business, are “forward-looking statements” and are subject to material risks and uncertainties. Many factors could affect our current expectations and our actual results, and could cause actual results to differ materially. We presently consider the following to be among the important factors that could cause actual results to differ materially from expectations: (1) Economic, geopolitical and market conditions, including the continued slow economic recovery in the U.S. and other parts of the world, can adversely affect our business, results of operations and financial condition, including our revenue growth and profitability, which in turn could adversely affect our stock price. (2) We may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, fluctuations in currency exchange rates, delays in delivery of new products or releases or a decline in our renewal rates for support contracts. (3) Our cloud computing strategy, including our Oracle Cloud SaaS, PaaS, IaaS and our new Oracle Cloud database as a service offerings, may not be successful. (4) If we are unable to develop new or sufficiently differentiated products and services, or to enhance and improve our products and support services in a timely manner or to position and/or price our products and services to meet market demand, customers may not buy new software licenses, cloud software subscriptions or hardware systems products or purchase or renew support contracts. (5) Our international sales and operations subject us to additional risks that can adversely affect our operating results, including risks relating to foreign currency gains and losses. (6) If the security measures for our software, hardware, services or Oracle Cloud offerings are compromised or if such offerings contain significant coding, manufacturing or configuration errors, we may experience reputational harm, legal claims and financial exposure. (7) We have an active acquisition program and our acquisitions may not be successful, may involve unanticipated costs or other integration issues or may disrupt our existing operations. A detailed discussion of these factors and other risks that affect our business is contained in our SEC filings, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” Copies of these filings are available online from the SEC or by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or by clicking on SEC Filings on Oracle’s Investor Relations website at http://www.oracle.com/investor. All information set forth in this press release is current as of June 17, 2015. Oracle undertakes no duty to update any statement in light of new information or future events.

ORACLE CORPORATION

Q4 FISCAL 2015 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three Months Ended May 31,						% Increase		% Increase (Decrease)
	2015	% of Revenues		2014	% of Revenues		(Decrease) in US $		in Constant Currency (1)
REVENUES
New software licenses	$3,138	29%		$3,769	33%		(17%	)	(10%	)
Cloud software as a service and platform as a service	416	4%		322	3%		29%		35%
Cloud infrastructure as a service	160	1%		128	1%		25%		31%
Software license updates and product support	4,686	44%		4,695	42%		0%		8%

Software and Cloud Revenues	8,400	78%		8,914	79%		(6%	)	2%

Hardware systems products	818	8%		870	8%		(6%	)	3%
Hardware systems support	589	6%		596	5%		(1%	)	7%

Hardware Systems Revenues	1,407	14%		1,466	13%		(4%	)	5%

Services Revenues	899	8%		940	8%		(4%	)	5%

Total Revenues	10,706	100%		11,320	100%		(5%	)	3%

OPERATING EXPENSES
Sales and marketing	2,212	21%		2,241	20%		(1%	)	6%
Cloud software as a service and platform as a service	256	2%		137	1%		86%		97%
Cloud infrastructure as a service	90	1%		84	1%		7%		11%
Software license updates and product support	331	3%		303	3%		9%		19%
Hardware systems products	438	4%		443	4%		(1%	)	9%
Hardware systems support	188	2%		205	2%		(9%	)	(1%	)
Services	750	7%		759	7%		(1%	)	8%
Research and development	1,435	13%		1,349	12%		6%		9%
General and administrative	278	3%		265	2%		5%		11%
Amortization of intangible assets	507	5%		568	5%		(11%	)	(11%	)
Acquisition related and other	200	2%		20	0%		895%		900%
Restructuring	39	0%		37	0%		6%		27%

Total Operating Expenses	6,724	63%		6,411	57%		5%		11%

OPERATING INCOME	3,982	37%		4,909	43%		(19%	)	(9%	)
Interest expense	(325)	(3%	)	(239)	(2%	)	36%		36%
Non-operating income (expense), net	40	1%		(81)	0%		150%		149%

INCOME BEFORE PROVISION FOR INCOME TAXES	3,697	35%		4,589	41%		(19%	)	(9%	)

Provision for income taxes	939	9%		943	9%		0%		13%

NET INCOME	$2,758	26%		$3,646	32%		(24%	)	(14%	)

EARNINGS PER SHARE:
Basic	$0.63			$0.81
Diluted	$0.62			$0.80
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	4,359			4,475
Diluted	4,463			4,569

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2014, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the three months ended May 31, 2015 compared with the corresponding prior year period decreased our revenues by 8 percentage points, operating expenses by 6 percentage points and operating income by 10 percentage points.

ORACLE CORPORATION

Q4 FISCAL 2015 FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Three Months Ended May 31,						% Increase (Decrease) in US $				% Increase (Decrease) in Constant Currency (2)
	2015 GAAP	Adj.	2015 Non-GAAP	2014 GAAP	Adj.	2014 Non-GAAP	GAAP		Non-GAAP		GAAP		Non-GAAP
TOTAL REVENUES (3) (4) (5)	$10,706	$6	$10,712	$11,320	$6	$11,326	(5%	)	(5%	)	3%		3%

TOTAL SOFTWARE AND CLOUD REVENUES (3) (4)	$8,400	$5	$8,405	$8,914	$5	$8,919	(6%	)	(6%	)	2%		2%
New software licenses	3,138	—	3,138	3,769	—	3,769	(17%	)	(17%	)	(10%	)	(10%	)
Cloud software as a service and platform as a service (3)	416	3	419	322	5	327	29%		28%		35%		34%
Cloud infrastructure as a service	160	—	160	128	—	128	25%		25%		31%		31%
Software license updates and product support (4)	4,686	2	4,688	4,695	—	4,695	0%		0%		8%		8%
TOTAL HARDWARE SYSTEMS REVENUES (5)	$1,407	$1	$1,408	$1,466	$1	$1,467	(4%	)	(4%	)	5%		5%
Hardware systems products	818	—	818	870	—	870	(6%	)	(6%	)	3%		3%
Hardware systems support (5)	589	1	590	596	1	597	(1%	)	(1%	)	7%		7%

TOTAL OPERATING EXPENSES	$6,724	$(990)	$5,734	$6,411	$(841)	$5,570	5%		3%		11%		10%
Stock-based compensation (6)	244	(244)	—	216	(216)	—	13%		*		13%		*
Amortization of intangible assets (7)	507	(507)	—	568	(568)	—	(11%	)	*		(11%	)	*
Acquisition related and other	200	(200)	—	20	(20)	—	895%		*		900%		*
Restructuring	39	(39)	—	37	(37)	—	6%		*		27%		*
OPERATING INCOME	$3,982	$996	$4,978	$4,909	$847	$5,756	(19%	)	(14%	)	(9%	)	(5%	)

OPERATING MARGIN %	37%		46%	43%		51%	(617) bp.		(435) bp.		(483) bp.		(365) bp.
INCOME TAX EFFECTS (8)	$939	$258	$1,197	$943	$308	$1,251	0%		(4%	)	13%		6%
NET INCOME	$2,758	$738	$3,496	$3,646	$539	$4,185	(24%	)	(16%	)	(14%	)	(8%	)
DILUTED EARNINGS PER SHARE	$0.62		$0.78	$0.80		$0.92	(23%	)	(14%	)	(12%	)	(5%	)

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	4,463	—	4,463	4,569	—	4,569	(2%	)	(2%	)	(2%	)	(2%	)

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2014, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	As of May 31, 2015, approximately $4 million in estimated revenues related to assumed cloud software as a service and platform as a service contracts will not be recognized for fiscal 2016 due to business combination accounting rules.

(4)	As of May 31, 2015, approximately $2 million in estimated revenues related to assumed software license updates and product support contracts will not be recognized for fiscal 2016 due to business combination accounting rules.

(5)	As of May 31, 2015, approximately $1 million in estimated revenues related to hardware systems support contracts will not be recognized for fiscal 2016 due to business combination accounting rules.

(6)	Stock-based compensation was included in the following GAAP operating expense categories:

	Three Months Ended May 31, 2015			Three Months Ended May 31, 2014
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Sales and marketing	$49	$(49)	$—	$46	$(46)	$—
Cloud software as a service and platform as a service	3	(3)	—	3	(3)	—
Cloud infrastructure as a service	1	(1)	—	1	(1)	—
Software license updates and product support	6	(6)	—	6	(6)	—
Hardware systems products	2	(2)	—	1	(1)	—
Hardware systems support	2	(2)	—	1	(1)	—
Services	8	(8)	—	12	(12)	—
Research and development	142	(142)	—	101	(101)	—
General and administrative	31	(31)	—	45	(45)	—

Subtotal	244	(244)	—	216	(216)	—

Acquisition related and other	—	—	—	7	(7)	—

Total stock-based compensation	$244	$(244)	$—	$223	$(223)	$—

(7)	Estimated future annual amortization expense related to intangible assets as of May 31, 2015 was as follows:

Fiscal 2016	$1,624
Fiscal 2017	995
Fiscal 2018	848
Fiscal 2019	742
Fiscal 2020	598
Thereafter	1,599

Total intangible assets, net	$6,406

(8)	Income tax effects were calculated reflecting an effective GAAP tax rate of 25.4% and 20.5% in the fourth quarter of fiscal 2015 and 2014, respectively, and an effective non-GAAP tax rate of 25.5% and 23.0% in the fourth quarter of fiscal 2015 and 2014, respectively. The difference between our GAAP and non-GAAP tax rates in the fourth quarter of fiscal 2014 was primarily due to the net tax effects of acquisition related items, including the tax effects of amortization of intangible assets.

*	Not meaningful

ORACLE CORPORATION

FISCAL 2015 YEAR TO DATE FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Year Ended May 31,						% Increase (Decrease) in US $		% Increase (Decrease) in Constant Currency (1)
	2015	% of Revenues		2014	% of Revenues
REVENUES
New software licenses	$8,535	22%		$9,416	25%		(9%	)	(4%	)
Cloud software as a service and platform as a service	1,485	4%		1,121	3%		32%		35%
Cloud infrastructure as a service	608	2%		456	1%		33%		36%
Software license updates and product support	18,847	49%		18,206	47%		4%		8%

Software and Cloud Revenues	29,475	77%		29,199	76%		1%		5%

Hardware systems products	2,825	8%		2,976	8%		(5%	)	0%
Hardware systems support	2,380	6%		2,396	6%		(1%	)	4%

Hardware Systems Revenues	5,205	14%		5,372	14%		(3%	)	2%

Services Revenues	3,546	9%		3,704	10%		(4%	)	0%

Total Revenues	38,226	100%		38,275	100%		0%		4%

OPERATING EXPENSES
Sales and marketing	7,655	20%		7,567	20%		1%		6%
Cloud software as a service and platform as a service	773	2%		455	1%		70%		75%
Cloud infrastructure as a service	344	1%		308	1%		12%		14%
Software license updates and product support	1,199	3%		1,162	3%		3%		8%
Hardware systems products	1,471	4%		1,521	4%		(3%	)	3%
Hardware systems support	816	2%		836	2%		(2%	)	2%
Services	2,929	8%		2,954	8%		(1%	)	4%
Research and development	5,524	14%		5,151	13%		7%		8%
General and administrative	1,077	3%		1,038	3%		4%		7%
Amortization of intangible assets	2,149	5%		2,300	6%		(7%	)	(7%	)
Acquisition related and other	211	1%		41	0%		412%		411%
Restructuring	207	1%		183	0%		14%		22%

Total Operating Expenses	24,355	64%		23,516	61%		4%		7%

OPERATING INCOME	13,871	36%		14,759	39%		(6%	)	0%
Interest expense	(1,143)	(3%	)	(914)	(3%	)	25%		25%
Non-operating income (expense), net	106	0%		(141)	0%		175%		187%

INCOME BEFORE PROVISION FOR INCOME TAXES	12,834	33%		13,704	36%		(6%	)	1%

Provision for income taxes	2,896	7%		2,749	7%		5%		13%

NET INCOME	$9,938	26%		$10,955	29%		(9%	)	(2%	)

EARNINGS PER SHARE:
Basic	$2.26			$2.42
Diluted	$2.21			$2.38
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	4,404			4,528
Diluted	4,503			4,604

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2014, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the year ended May 31, 2015 compared with the corresponding prior year period decreased our revenues by 4 percentage points, operating expenses by 3 percentage points and operating income by 6 percentage points.

ORACLE CORPORATION

FISCAL 2015 YEAR TO DATE FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Year Ended May 31,						% Increase (Decrease) in US $				% Increase (Decrease) in Constant Currency (2)
	2015 GAAP	Adj.	2015 Non-GAAP	2014 GAAP	Adj.	2014 Non-GAAP	GAAP		Non-GAAP		GAAP		Non-GAAP
TOTAL REVENUES (3) (4) (5)	$38,226	$27	$38,253	$38,275	$31	$38,306	0%		0%		4%		4%

TOTAL SOFTWARE AND CLOUD REVENUES (3) (4)	$29,475	$23	$29,498	$29,199	$20	$29,219	1%		1%		5%		5%
New software licenses	8,535	—	8,535	9,416	—	9,416	(9%	)	(9%	)	(4%	)	(4%	)
Cloud software as a service and platform as a service (3)	1,485	12	1,497	1,121	17	1,138	32%		32%		35%		34%
Cloud infrastructure as a service	608	—	608	456	—	456	33%		33%		36%		36%
Software license updates and product support (4)	18,847	11	18,858	18,206	3	18,209	4%		4%		8%		8%
TOTAL HARDWARE SYSTEMS REVENUES (5)	$5,205	$4	$5,209	$5,372	$11	$5,383	(3%	)	(3%	)	2%		1%
Hardware systems products	2,825	—	2,825	2,976	—	2,976	(5%	)	(5%	)	0%		0%
Hardware systems support (5)	2,380	4	2,384	2,396	11	2,407	(1%	)	(1%	)	4%		3%

TOTAL OPERATING EXPENSES	$24,355	$(3,495)	$20,860	$23,516	$(3,319)	$20,197	4%		3%		7%		7%
Stock-based compensation (6)	928	(928)	—	795	(795)	—	17%		*		17%		*
Amortization of intangible assets (7)	2,149	(2,149)	—	2,300	(2,300)	—	(7%	)	*		(7%	)	*
Acquisition related and other	211	(211)	—	41	(41)	—	412%		*		411%		*
Restructuring	207	(207)	—	183	(183)	—	14%		*		22%		*
OPERATING INCOME	$13,871	$3,522	$17,393	$14,759	$3,350	$18,109	(6%	)	(4%	)	0%		1%

OPERATING MARGIN %	36%		45%	39%		47%	(227) bp.		(180) bp.		(146) bp.		(135) bp.
INCOME TAX EFFECTS (8)	$2,896	$971	$3,867	$2,749	$1,091	$3,840	5%		1%		13%		7%

NET INCOME	$9,938	$2,551	$12,489	$10,955	$2,259	$13,214	(9%	)	(5%	)	(2%	)	0%
DILUTED EARNINGS PER SHARE	$2.21		$2.77	$2.38		$2.87	(7%	)	(3%	)	0%		2%

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	4,503	—	4,503	4,604	—	4,604	(2%	)	(2%	)	(2%	)	(2%	)

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2014, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	As of May 31, 2015, approximately $4 million in estimated revenues related to assumed cloud software as a service and platform as a service contracts will not be recognized for fiscal 2016 due to business combination accounting rules.

(4)	As of May 31, 2015, approximately $2 million in estimated revenues related to assumed software license updates and product support contracts will not be recognized for fiscal 2016 due to business combination accounting rules.

(5)	As of May 31, 2015, approximately $1 million in estimated revenues related to hardware systems support contracts will not be recognized for fiscal 2016 due to business combination accounting rules.

(6)	Stock-based compensation was included in the following GAAP operating expense categories:

	Year Ended May 31, 2015			Year Ended May 31, 2014
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Sales and marketing	$180	$(180)	$—	$165	$(165)	$—
Cloud software as a service and platform as a service	10	(10)	—	8	(8)	—
Cloud infrastructure as a service	5	(5)	—	4	(4)	—
Software license updates and product support	21	(21)	—	22	(22)	—
Hardware systems products	6	(6)	—	5	(5)	—
Hardware systems support	6	(6)	—	6	(6)	—
Services	30	(30)	—	29	(29)	—
Research and development	522	(522)	—	385	(385)	—
General and administrative	148	(148)	—	171	(171)	—

Subtotal	928	(928)	—	795	(795)	—

Acquisition related and other	5	(5)	—	10	(10)	—

Total stock-based compensation	$933	$(933)	$—	$805	$(805)	$—

(7)	Estimated future annual amortization expense related to intangible assets as of May 31, 2015 was as follows:

Fiscal 2016	$1,624
Fiscal 2017	995
Fiscal 2018	848
Fiscal 2019	742
Fiscal 2020	598
Thereafter	1,599

Total intangible assets, net	$6,406

(8)	Income tax effects were calculated reflecting an effective GAAP tax rate of 22.6% and 20.1% in fiscal 2015 and 2014, respectively, and an effective non-GAAP tax rate of 23.6% and 22.5% in fiscal 2015 and 2014, respectively. The differences between our GAAP and non-GAAP tax rates in fiscal 2015 and 2014 were primarily due to the net tax effects of acquisition related items, primarily the tax effects of amortization of intangible assets.

*	Not meaningful

ORACLE CORPORATION

FISCAL 2015 FINANCIAL RESULTS

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in millions)

	May 31, 2015	May 31, 2014
ASSETS

Current Assets:
Cash and cash equivalents	$21,716	$17,769
Marketable securities	32,652	21,050
Trade receivables, net	5,618	6,087
Inventories	314	189
Deferred tax assets	663	914
Prepaid expenses and other current assets	2,220	2,119

Total Current Assets	63,183	48,128
Non-Current Assets:
Property, plant and equipment, net	3,686	3,061
Intangible assets, net	6,406	6,137
Goodwill	34,087	29,652
Deferred tax assets	795	837
Other assets	2,746	2,451

Total Non-Current Assets	47,720	42,138

TOTAL ASSETS	$110,903	$90,266

LIABILITIES AND EQUITY
Current Liabilities:
Notes payable, current	$1,999	$1,508
Accounts payable	806	471
Accrued compensation and related benefits	1,839	1,940
Income taxes payable	532	416
Deferred revenues	7,245	7,269
Other current liabilities	2,870	2,785

Total Current Liabilities	15,291	14,389
Non-Current Liabilities:
Notes payable, non-current	39,959	22,589
Income taxes payable	4,386	4,184
Other non-current liabilities	2,169	1,657

Total Non-Current Liabilities	46,514	28,430

Equity	49,098	47,447

TOTAL LIABILITIES AND EQUITY	$110,903	$90,266

ORACLE CORPORATION

FISCAL 2015 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Year Ended May 31,
	2015	2014
Cash Flows From Operating Activities:
Net income	$9,938	$10,955
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	712	608
Amortization of intangible assets	2,149	2,300
Deferred income taxes	(548)	(248)
Stock-based compensation	933	805
Tax benefits on the exercise of stock options and vesting of restricted stock-based awards	396	480
Excess tax benefits on the exercise of stock options and vesting of restricted stock-based awards	(244)	(250)
Other, net	327	311
Changes in operating assets and liabilities, net of effects from acquisitions:
Decrease in trade receivables, net	264	146
(Increase) decrease in inventories	(96)	57
Increase in prepaid expenses and other assets	(387)	(143)
Increase in accounts payable and other liabilities	247	48
Decrease in income taxes payable	(10)	(320)
Increase in deferred revenues	655	172

Net cash provided by operating activities	14,336	14,921

Cash Flows From Investing Activities:
Purchases of marketable securities and other investments	(31,421)	(32,316)
Proceeds from maturities and sales of marketable securities and other investments	20,004	28,845
Acquisitions, net of cash acquired	(6,239)	(3,488)
Capital expenditures	(1,391)	(580)

Net cash used for investing activities	(19,047)	(7,539)

Cash Flows From Financing Activities:
Payments for repurchases of common stock	(8,087)	(9,813)
Proceeds from issuances of common stock	1,802	2,135
Payments of dividends to stockholders	(2,255)	(2,178)
Proceeds from borrowings, net of issuance costs	19,842	5,566
Repayments of borrowings	(1,500)	—
Excess tax benefits on the exercise of stock options and vesting of restricted stock-based awards	244	250
Distributions to noncontrolling interests	(196)	(28)

Net cash provided by (used for) financing activities	9,850	(4,068)

Effect of exchange rate changes on cash and cash equivalents	(1,192)	(158)

Net increase in cash and cash equivalents	3,947	3,156

Cash and cash equivalents at beginning of period	17,769	14,613

Cash and cash equivalents at end of period	$21,716	$17,769

ORACLE CORPORATION

FISCAL 2015 FINANCIAL RESULTS

FREE CASH FLOW—TRAILING 4-QUARTERS (1)

($ in millions)

	Fiscal 2014				Fiscal 2015
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
GAAP Operating Cash Flow	$14,845	$15,196	$15,029	$14,921	$15,357	$15,273	$14,509	$14,336

Capital Expenditures (2)	(664)	(578)	(609)	(580)	(628)	(727)	(948)	(1,391)

Free Cash Flow	$14,181	$14,618	$14,420	$14,341	$14,729	$14,546	$13,561	$12,945

% Growth over prior year	6%	14%	11%	6%	4%	0%	(6)%	(10)%
GAAP Net Income	$11,082	$11,054	$11,115	$10,955	$10,948	$10,896	$10,827	$9,938

Free Cash Flow as a % of Net Income	128%	132%	130%	131%	135%	133%	125%	130%

(1)	To supplement our statements of cash flows presented on a GAAP basis, we use non-GAAP measures of cash flows on a trailing 4-quarter basis to analyze cash flow generated from operations. We believe free cash flow is also useful as one of the bases for comparing our performance with our competitors. The presentation of non-GAAP free cash flow is not meant to be considered in isolation or as an alternative to net income as an indicator of our performance, or as an alternative to cash flows from operating activities as a measure of liquidity.

(2)	Derived from capital expenditures as reported in cash flows from investing activities as per our consolidated statements of cash flows presented in accordance with GAAP.

ORACLE CORPORATION

FISCAL 2015 FINANCIAL RESULTS

SUPPLEMENTAL ANALYSIS OF GAAP REVENUES AND HEADCOUNT (1)

($ in millions)

	Fiscal 2014										Fiscal 2015
	Q1		Q2		Q3		Q4		TOTAL		Q1		Q2		Q3		Q4		TOTAL
REVENUES

New software licenses	$1,399		$2,121		$2,128		$3,769		$9,416		$1,370		$2,045		$1,982		$3,138		$8,535
Cloud software as a service and platform as a service	254		259		287		322		1,121		337		361		372		416		1,485
Cloud infrastructure as a service	109		97		121		128		456		138		155		155		160		608
Software license updates and product support	4,431		4,516		4,564		4,695		18,206		4,731		4,768		4,661		4,686		18,847

Software and Cloud Revenues	6,193		6,993		7,100		8,914		29,199		6,576		7,329		7,170		8,400		29,475
Hardware systems products	669		714		725		870		2,976		578		717		712		818		2,825
Hardware systems support	592		609		598		596		2,396		587		617		587		589		2,380

Hardware Systems Revenues	1,261		1,323		1,323		1,466		5,372		1,165		1,334		1,299		1,407		5,205
Services Revenues	918		959		884		940		3,704		855		935		858		899		3,546

Total Revenues	$8,372		$9,275		$9,307		$11,320		$38,275		$8,596		$9,598		$9,327		$10,706		$38,226

AS REPORTED REVENUE GROWTH RATES
New software licenses	2%		(2%	)	1%		0%		0%		(2%	)	(4%	)	(7%	)	(17%	)	(9%	)
Cloud software as a service and platform as a service	25%		19%		24%		25%		23%		32%		39%		30%		29%		32%
Cloud infrastructure as a service	(9%	)	(15%	)	10%		13%		0%		26%		60%		28%		25%		33%
Software license updates and product support	7%		6%		5%		7%		6%		7%		6%		2%		0%		4%
Software and Cloud Revenues	6%		3%		5%		4%		5%		6%		5%		1%		(6%	)	1%

Hardware systems products	(14%	)	(3%	)	8%		2%		(2%	)	(14%	)	0%		(2%	)	(6%	)	(5%	)
Hardware systems support	3%		4%		5%		2%		4%		(1%	)	1%		(2%	)	(1%	)	(1%	)
Hardware Systems Revenues	(7%	)	0%		7%		2%		0%		(8%	)	1%		(2%	)	(4%	)	(3%	)
Services Revenues	(8%	)	(5%	)	(5%	)	(4%	)	(5%	)	(7%	)	(3%	)	(3%	)	(4%	)	(4%	)

Total Revenues	2%		2%		4%		3%		3%		3%		3%		0%		(5%	)	0%
CONSTANT CURRENCY GROWTH RATES (2)
New software licenses	5%		0%		3%		(1%	)	1%		(2%	)	0%		0%		(10%	)	(4%	)
Cloud software as a service and platform as a service	26%		20%		25%		25%		24%		32%		41%		34%		35%		35%
Cloud infrastructure as a service	(7%	)	(14%	)	11%		13%		1%		25%		62%		32%		31%		36%
Software license updates and product support	8%		7%		7%		6%		7%		6%		9%		8%		8%		8%
Software and Cloud Revenues	8%		5%		6%		4%		5%		6%		8%		7%		2%		5%
Hardware systems products	(13%	)	(2%	)	10%		3%		(1%	)	(14%	)	4%		6%		3%		0%
Hardware systems support	5%		5%		7%		2%		5%		(2%	)	5%		4%		7%		4%
Hardware Systems Revenues	(6%	)	1%		9%		3%		2%		(8%	)	4%		5%		5%		2%

Services Revenues	(6%	)	(3%	)	(3%	)	(3%	)	(4%	)	(8%	)	1%		3%		5%		0%
Total Revenues	4%		3%		6%		3%		4%		2%		7%		6%		3%		4%

GEOGRAPHIC REVENUES
REVENUES
Americas	$4,517		$4,995		$4,953		$5,857		$20,323		$4,620		$5,221		$5,134		$6,133		$21,107
Europe, Middle East & Africa	2,439		2,817		2,923		3,768		11,946		2,589		2,911		2,813		3,067		11,380
Asia Pacific	1,416		1,463		1,431		1,695		6,006		1,387		1,466		1,380		1,506		5,739

Total Revenues	$8,372		$9,275		$9,307		$11,320		$38,275		$8,596		$9,598		$9,327		$10,706		$38,226

HEADCOUNT
GEOGRAPHIC AREA
Americas	53,465		53,073		53,799		53,827				54,073		57,243		58,117		58,415
Europe, Middle East & Africa	23,349		23,178		23,350		23,339				23,349		26,997		26,989		26,988
Asia Pacific	45,513		45,617		45,561		45,108				45,496		46,312		46,456		46,962

Total Company	122,327		121,868		122,710		122,274				122,918		130,552		131,562		132,365

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2014 and 2013 for the fiscal 2015 and fiscal 2014 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

ORACLE CORPORATION

FISCAL 2015 FINANCIAL RESULTS

SUPPLEMENTAL GEOGRAPHIC REVENUES ANALYSIS (1)

($ in millions)

	Fiscal 2014										Fiscal 2015
	Q1		Q2		Q3		Q4		TOTAL		Q1		Q2		Q3		Q4		TOTAL
AMERICAS

Software and cloud revenues	$3,434		$3,808		$3,847		$4,649		$15,737		$3,614		$4,044		$4,021		$4,926		$16,604

Hardware systems revenues	$640		$694		$655		$747		$2,736		$583		$716		$686		$751		$2,737

AS REPORTED GROWTH RATES
Software and cloud revenues	9%		5%		5%		(1%	)	4%		5%		6%		5%		6%		6%
Hardware systems revenues	(2%	)	7%		14%		3%		5%		(9%	)	3%		5%		1%		0%
CONSTANT CURRENCY GROWTH RATES (2)
Software and cloud revenues	9%		6%		7%		1%		5%		6%		8%		7%		9%		7%
Hardware systems revenues	(1%	)	8%		16%		5%		6%		(8%	)	5%		7%		4%		2%

EUROPE / MIDDLE EAST / AFRICA
Software and cloud revenues	$1,816		$2,155		$2,245		$3,032		$9,249		$1,992		$2,234		$2,169		$2,369		$8,764

Hardware systems revenues	$358		$372		$403		$440		$1,572		$338		$380		$379		$423		$1,519

AS REPORTED GROWTH RATES
Software and cloud revenues	7%		8%		8%		15%		10%		10%		4%		(3%	)	(22%	)	(5%	)
Hardware systems revenues	(11%	)	(5%	)	3%		7%		(1%	)	(6%	)	2%		(6%	)	(4%	)	(3%	)

CONSTANT CURRENCY GROWTH RATES (2)
Software and cloud revenues	4%		6%		6%		10%		7%		7%		9%		9%		(8%	)	3%
Hardware systems revenues	(13%	)	(6%	)	2%		3%		(3%	)	(7%	)	8%		8%		15%		6%

ASIA PACIFIC

Software and cloud revenues	$943		$1,030		$1,008		$1,233		$4,213		$970		$1,051		$980		$1,105		$4,107

Hardware systems revenues	$263		$257		$265		$279		$1,064		$244		$238		$234		$233		$949

AS REPORTED GROWTH RATES
Software and cloud revenues	(3%	)	(9%	)	(5%	)	0%		(4%	)	3%		2%		(3%	)	(10%	)	(3%	)
Hardware systems revenues	(12%	)	(9%	)	(3%	)	(4%	)	(7%	)	(8%	)	(7%	)	(12%	)	(16%	)	(11%	)
CONSTANT CURRENCY GROWTH RATES (2)
Software and cloud revenues	8%		0%		3%		3%		3%		2%		7%		4%		(1%	)	3%
Hardware systems revenues	(5%	)	(3%	)	3%		(3%	)	(2%	)	(8%	)	(3%	)	(6%	)	(8%	)	(6%	)

TOTAL COMPANY
Software and cloud revenues	$6,193		$6,993		$7,100		$8,914		$29,199		$6,576		$7,329		$7,170		$8,400		$29,475

Hardware systems revenues	$1,261		$1,323		$1,323		$1,466		$5,372		$1,165		$1,334		$1,299		$1,407		$5,205

AS REPORTED GROWTH RATES
Software and cloud revenues	6%		3%		5%		4%		5%		6%		5%		1%		(6%	)	1%
Hardware systems revenues	(7%	)	0%		7%		2%		0%		(8%	)	1%		(2%	)	(4%	)	(3%	)

CONSTANT CURRENCY GROWTH RATES (2)
Software and cloud revenues	8%		5%		6%		4%		5%		6%		8%		7%		2%		5%
Hardware systems revenues	(6%	)	1%		9%		3%		2%		(8%	)	4%		5%		5%		2%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2014 and 2013 for the fiscal 2015 and fiscal 2014 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

APPENDIX A

ORACLE CORPORATION

Q4 FISCAL 2015 FINANCIAL RESULTS

EXPLANATION OF NON-GAAP MEASURES

To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude certain business combination accounting entries and expenses related to acquisitions, as well as other significant expenses including stock-based compensation, that we believe are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on these non-GAAP measures. Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:

•	Cloud software as a service and platform as a service, software license updates and product support and hardware systems support deferred revenues: Business combination accounting rules require us to account for the fair values of cloud software as a service and platform as a service contracts, software license updates and product support contracts and hardware systems support contracts assumed in connection with our acquisitions. Because these contracts are generally one year in duration, our GAAP revenues generally for the one year period subsequent to our acquisition of a business do not reflect the full amount of revenues on these assumed cloud and support contracts that would have otherwise been recorded by the acquired entity. The non-GAAP adjustment to our cloud software as a service and platform as a service revenues, software license updates and product support revenues and hardware systems support revenues is intended to include, and thus reflect, the full amount of such revenues. We believe the adjustment to these revenues is useful to investors as a measure of the ongoing performance of our business. We have historically experienced high renewal rates on our software license updates and product support contracts and our objective is to increase the renewal rates on acquired and new cloud software as a service and platform as a service and hardware systems support contracts; however, we cannot be certain that our customers will renew our cloud software as a service and platform as a service contracts, software license updates and product support contracts or our hardware systems support contracts.

•	Stock-based compensation expenses: We have excluded the effect of stock-based compensation expenses from our non-GAAP operating expenses and net income measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.

•	Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP operating expenses and net income measures. Amortization of intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of our acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of intangible assets will recur in future periods.

•	Acquisition related and other expenses; and restructuring expenses: We have excluded the effect of acquisition related and other expenses and the effect of restructuring expenses from our non-GAAP operating expenses and net income measures. We incurred significant expenses in connection with our acquisitions and also incurred certain other operating expenses or income, which we generally would not have otherwise incurred in the periods presented as a part of our continuing operations. Acquisition related and other expenses consist of personnel related costs for transitional employees, other acquired employee related costs, stock-based compensation expenses (in addition to the stock-based compensation expenses described above), integration related professional services, certain business combination adjustments including adjustments after the measurement period has ended and certain other operating items, net. Substantially all of the stock-based compensation expenses included in acquisition related and other expenses resulted from unvested options assumed in acquisitions whose vesting was fully accelerated upon termination of the employees pursuant to the original terms of those options. Restructuring expenses consist of employee severance and other exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses. Although acquisition related expenses and restructuring expenses generally diminish over time with respect to past acquisitions, we generally will incur these expenses in connection with any future acquisitions.